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

       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1996
                                                       REGISTRATION NO. 33-80445

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                   TLC BEATRICE INTERNATIONAL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                DELAWARE                                    6719                                   13-3438814
    (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)

          9 WEST 57TH STREET                                                                     PETER OFFERMANN
       NEW YORK, NEW YORK 10019                                                            EXECUTIVE VICE PRESIDENT AND
            (212) 756-8900                                                                   CHIEF FINANCIAL OFFICER
   (ADDRESS, INCLUDING ZIP CODE AND                                                 TLC BEATRICE INTERNATIONAL HOLDINGS, INC.
TELEPHONE NUMBER, INCLUDING AREA CODE,                                                          9 WEST 57TH STREET
  OF REGISTRANT'S PRINCIPAL EXECUTIVE                                                        NEW YORK, NEW YORK 10019
               OFFICES)                                                                           (212) 756-8900
                                                                                     (NAME, ADDRESS, INCLUDING ZIP CODE, AND
                                                                                    TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                                                                                                AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:
   ROBERT W. ERICSON, ESQ.                         REYNALDO P. GLOVER, ESQ.
    ANDREA L. FLINK, ESQ.                        EXECUTIVE VICE PRESIDENT AND
       WINSTON & STRAWN                                GENERAL COUNSEL
       200 PARK AVENUE                            TLC BEATRICE INTERNATIONAL
NEW YORK, NEW YORK 10166-4193                           HOLDINGS, INC.
        (212) 294-6700                               9 WEST 57TH STREET
                                                  NEW YORK, NEW YORK 10019
                                                        (212) 756-8900

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[ ]________________________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]________________________

     If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]________________________
                            ------------------------


     As permitted by Rule 429 of the Securities Act of 1933, as amended, the prospectus in this Registration Statement also relates to TLC Beatrice International Holdings, Inc.'s Registration Statement No. 33-88602, and this constitutes Post-Effective Amendment No. 10 to such Registration Statement.



     This  Post-Effective  Amendment  is  filed  to  remove  from   registration
3,016,362 shares of Common Stock, par value $.01 per share, of the Registrant.


________________________________________________________________________________

                          DEREGISTRATION OF SECURITIES

     Pursuant to Item 512(a)(3) of Regulation S-K, the Registrant is filing this Post-Effective Amendment No. 5 to Registration Statement No. 33-80445, which also constitutes Post-Effective Amendment No. 10 to Registration Statement No. 33-88602 (collectively, the 'Registration Statements') to remove from registration all securities registered pursuant to the Registration Statements that remain unsold as of the date of filing this Post-Effective Amendment.

     Accordingly:

          (1) the offering is hereby terminated; and

          (2) the Registrant hereby removes from registration 3,016,362 shares of Common Stock, representing all securities which remain unsold as of the date of filing this Post-Effective Amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 14, 1996.


                                          TLC  BEATRICE  INTERNATIONAL HOLDINGS,
                                          INC.


                                          By:         /s/ LOIDA N. LEWIS
                                             ...................................
                                                    LOIDA NICOLAS LEWIS
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or amendment has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                     CAPACITY                            DATE
------------------------------------------  --------------------------------------------   -------------------




            /S/ LOIDA N. LEWIS              Chairman of the Board and Chief Executive
 .........................................    Officer and Director
          (LOIDA NICOLAS LEWIS)

           /S/ PETER OFFERMANN              Executive Vice President and Chief Financial
 .........................................    Officer
            (PETER OFFERMANN)

            /S/ TERRI L. PIKE               Controller
 .........................................
             (TERRI L. PIKE)

                                            Director
 .........................................
       (CLIFFORD L. ALEXANDER, JR.)

                    *                       Director
 .........................................
           (LEE A. ARCHER, JR.)

                    *                       Director
 .........................................
          (DORT A. CAMERON III)

                    *                       Director
 .........................................
           (ROBERT C. DEJONGH)
                                                                                            November 14, 1996

                    *                       Director
 .........................................
           (ANTHONY S. FUGETT)

          /S/ REYNALDO P. GLOVER            Director
 .........................................
           (REYNALDO P. GLOVER)

                    *                       Director
 .........................................
            (LESLIE N. LEWIS)

                    *                       Director
 .........................................
              (JAMES E. OBI)

                    *                       Director
 .........................................
          (RICARDO J. OLIVAREZ)

                    *                       Director
 .........................................
           (SAMUEL P. PEABODY)

                                            Director
 .........................................
           (WILLIAM H. WEBSTER)
       *By     /S/ CHARLES CLARKSON
 .........................................
             CHARLES CLARKSON
            (ATTORNEY-IN-FACT)


                                      II-1


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